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                                                                   Exhibit 99.10


                         VOTING AND STANDSTILL AGREEMENT

     This Voting and Standstill Agreement, dated November 17, 2005 ("Agreement"), is entered into by and between Richard L. Boughrum (the "Stockholder") and Commerce Energy Group, Inc., a Delaware corporation ("Commerce").

                                    RECITALS

     WHEREAS, as of the date hereof, the Stockholder and Commerce are entering into a Settlement Agreement and General Release (the "Settlement Agreement") in connection with the Stockholder's resignation as an employee and an officer of Commerce and any of its parents, direct or indirect subsidiaries, Affiliates, divisions or related entities (collectively referred to herein as "Commerce and its Related Entities");

     WHEREAS, the execution and delivery of this Agreement in form and substance satisfactory to Commerce, with respect to certain voting, standstill and other matters is a material inducement to Commerce's willingness to enter into the Settlement Agreement.

     NOW THEREFORE, in consideration of the premises and the mutual covenants herein set forth, the parties agree as follows:

                                    ARTICLE 1

                           SHARES SUBJECT TO AGREEMENT

     The shares of common stock, par value $0.001 per share, of Commerce ("Common Stock") subject to this Agreement are all shares of Common Stock beneficially owned as of the date of this Agreement, together with any other shares of voting capital stock of Commerce acquired by the Stockholder after the date of this Agreement, whether pursuant to the exercise of any convertible security beneficially held by the Stockholder or otherwise (collectively referred to herein as the "Shares").

                                    ARTICLE 2

                REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

     The Stockholder represents and warrants to Commerce as follows:

     2.1 Authorization, etc. The Stockholder has the requisite power, authority and legal capacity to execute, deliver and perform and to consummate the transactions contemplated by this Agreement. The Stockholder has duly executed and delivered this Agreement. This Agreement constitutes the legal, valid and binding obligations of the Stockholder, enforceable against the Stockholder in accordance with its terms, except as such enforcement may be limited by any applicable bankruptcy, insolvency, moratorium or similar law affecting creditors' rights generally.

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     2.2 No Conflicts; Consents. The execution, delivery and performance by the
Stockholder of this Agreement and the consummation of the transactions contemplated by this Agreement do not conflict with, contravene, result in a violation or breach of or default under (with or without the giving of notice or the lapse of time or both), or give rise to a claim or right of termination, amendment, modification, vesting, acceleration or cancellation of any right or obligation or loss of any material benefit under any Law applicable to the Stockholder or any material contract, agreement, or instrument to which the Stockholder is a party. No Consent of any Governmental Authority or other person is required to be obtained by the Stockholder in connection with the execution and delivery by the Stockholder of this Agreement.

     2.3 The Shares. The Stockholder has the sole right to vote the Shares held by him, and none of the Shares is subject to any agreement, arrangement or restriction with respect to the voting of such Shares, except as contemplated by this Agreement or by the Settlement Agreement and the transactions contemplated thereby.

                                    ARTICLE 3

                          COVENANTS OF THE STOCKHOLDER

     3.1 Voting for Directors of Commerce. From the date of this Agreement and continuing until October 9, 2007 (the "Termination Date"), the Stockholder hereby agrees that, at any meeting of the stockholders of Commerce, however called, or in connection with any written consent of the stockholders of Commerce, the Stockholder shall vote (or cause to be voted) the Shares in favor of the directors nominated by the Board of Directors of Commerce (the "Board") in any election of directors of Commerce. On matters not involving the election of directors of the Board, the Stockholder agrees as follows: (a) subject to this Agreement, to vote all shares of voting capital stock of Commerce held by him in the manner recommended by the Board to the other stockholders of Commerce; (b) not to call or support anyone else in seeking to call, any special meeting of stockholders of Commerce, or encourage any other Person to do so; (c) not to seek to remove or support anyone else in seeking to remove, without cause, any members of the Board, or encourage any other Person to do so; (d) not to submit or support anyone else in seeking to submit any shareholder proposal as defined under Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended; and (e) not to publicly announce that the Stockholder is seeking a waiver of any of the provisions of this Section 3.1. The Stockholder also agrees not to nominate or recommend a candidate for election to the Board. The Stockholder will cause its respective Affiliates (excluding Commerce and its Related Entities) to be bound by the provisions of this Section 3.1.

     3.2 Standstill. From the date of this Agreement and continuing until the Termination Date, except pursuant to a negotiated transaction approved by the Board, the Stockholder and its Affiliates will not, in any manner, directly or indirectly:


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          (a) make, effect, initiate, cause or participate in (A) any acquisition of beneficial ownership of any securities of Commerce and its Related Entities, (B) any acquisition of any assets of Commerce and its Related Entities, (C) any tender offer, exchange offer, merger, business combination, recapitalization, restructuring, liquidation, dissolution or extraordinary transaction involving Commerce and its Related Entities, or involving any securities or assets of Commerce and its Related Entities or (D) any "solicitation" of "proxies" (as those terms are used in the proxy rules of the Securities and Exchange Commission) or consents with respect to any securities of Commerce;

          (b) form, join or participate in a "group" (as defined in the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder), pooling agreement, syndicate or voting trust with respect to the beneficial ownership of any securities of Commerce, or otherwise act in concert with another stockholder of securities of Commerce for the purpose of acquiring, holding, voting or disposing of Commerce's securities;

          (c) act, alone or in concert with others, to seek to control or influence the management, Board or policies of Commerce;

          (d) take any action which might force Commerce to make a public announcement regarding any of the types of matters set forth in clause "(a)" of this sentence;

          (e) request or propose that Commerce (or its directors, officers, employees or agents), directly or indirectly, amend or waive any provision of this Section 3.2, including this subsection (e);

          (f) agree or offer to take, or encourage or propose (publicly or otherwise) the taking of, any action referred to in clauses "(a)", "(b)", "(c)", "(d)" or "(e)" of this sentence;

          (g) assist, induce or encourage any other Person to take any action referred to in clauses "(a)", "(b)", "(c)", "(d)" or "(e)" of this sentence;

          (h) enter into any discussions or arrangements with any third party with respect to the taking of any action referred to in clauses "(a)", "(b)", "(c)", "(d)" or "(e)" of this sentence; or

          (i) vote any capital stock of Commerce in favor of, or initiate, propose or otherwise solicit stockholders of Commerce for the approval of one or more stockholder proposals or induce or attempt to induce any other individual, firm, corporation, partnership, or other entity to initiate any stockholder proposal.

     3.3 Restrictions on Resale; Lockup Agreements. From the date hereof and continuing until the Termination Date, except as provided in the Settlement Agreement, Stockholder shall not sell or transfer the Shares other than in the manner required by, and subject to all other limitations of, Rule 144 under the Securities Act of 1933, as amended ("Rule 144"), as would be applicable to "affiliates" of Commerce (as defined in Rule


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144). In addition, Stockholder agrees to enter into any lock-up agreement with respect to the Shares to the extent that the executive officers (as defined under the Securities Exchange Act of 1934, as amended) of Commerce enter into such lock-up agreements.

     3.4 Further Actions and Assurances. From the date hereof and continuing until the Termination Date, the Stockholder shall use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with Commerce in doing, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement. The Stockholder is entering into this Agreement solely in its capacity as the record holder or beneficial owner of the Shares.

     3.5 Restrictive Legend. The Stockholder agrees, within 30 days after the date hereof, to surrender to an agent of Commerce, the certificate or certificates representing the Shares, for the sole purpose of the agent affixing thereto an appropriate legend, which will include, without limitation, the following language:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A VOTING AND STANDSTILL AGREEMENT, DATED NOVEMBER 17, 2005. A COPY OF SUCH VOTING AND STANDSTILL AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS."

     3.6 Continuing Disclosure. The Stockholder covenants that it shall promptly advise Commerce with respect to any matter hereafter arising or discovered that, if existing or known at the date of this Agreement, would have caused a statement made herein to be untrue, or that constitutes a breach or prospective breach of this Agreement.

     3.7 Specific Performance. The Stockholder acknowledges and agrees that (a) the covenants, obligations and agreements of the Stockholder contained in this Agreement relate to special, unique and extraordinary matters and (b) a violation of any of the terms of such covenants, obligations or agreements will cause Commerce irreparable injury for which adequate remedies are not available at law. Therefore, the Stockholder agrees that Commerce shall be entitled to an injunction, restraining order or such other equitable relief (without the requirement to post bond) as a court of competent jurisdiction may deem necessary or appropriate to restrain the Stockholder from committing any violation of such covenants, obligations or agreements or to enforce specifically terms and provisions hereof. These injunctive remedies are cumulative and in addition to any other rights and remedies Commerce may have.


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                                    ARTICLE 4

                               GENERAL PROVISIONS

     4.1 Fees and Expenses. Except as contemplated by this Agreement, all costs and expenses incurred in connection with this Agreement and the consummation of the transactions contemplated hereby shall be paid by the party incurring such expenses.

     4.2 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

     4.3 Entire Agreement. This Agreement (including the documents set forth in any Schedules hereto) contains the entire understanding of the parties with respect to the transactions contemplated hereby.

     4.4 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

     4.5 Notices. All notices, consents, requests, instructions, approvals and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) if personally delivered; (b) if sent by telecopy or facsimile (except for legal process); or (c) if mailed by overnight or by first class, certified or registered mail, postage prepaid, return receipt requested, and properly addressed as follows:

                                    Commerce:

                                 600 Anton Blvd.
                                   Suite 2000
                              Costa Mesa, CA 92626
                       Attention: Chief Executive Officer
                               Phone: 714-259-2500
                                Fax: 714-259-2501


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                                 with a copy to:

                      Paul, Hastings, Janofsky & Walker LLP
                              695 Town Center Drive
                                Seventeenth Floor
                              Costa Mesa, CA 92626
                      Attention: John F. Della Grotta, Esq.
                            Facsimile: (714) 979-1921
                            Telephone: (714) 668-6200

                                the Stockholder:

                               Richard L. Boughrum
                                 2610 St. Simons
                            Tustin, California 92782
                            Facsimile: (714) 417-9925

Such addresses may be changed, from time to time, by means of a notice given in the manner provided above. Notice will conclusively be deemed to have been given when personally delivered (including, but not limited to, by messenger or courier); or if given by mail, on the third day after being sent by first class, certified or registered mail; or if given by Federal Express or other similar overnight service, on the date of delivery; or if given by telecopy or facsimile machine during normal business hours on a business day, when confirmation of transmission is indicated by the sender's machine; or if given by telecopy or facsimile machine at any time other than during normal business hours on a business day, the first business day following when confirmation of transmission is indicated by the sender's machine. Notices, requests, demands and other communications delivered to legal counsel of any party hereto, whether or not such counsel shall consist of in-house or outside counsel, shall not constitute duly given notice to any party hereto.

     4.6 Amendments; Waivers, etc. No amendment, modification or discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge or waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy or breach of any representation, warranty, covenant or agreement or failure to fulfill any condition shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach


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is based may also be the subject matter of any other representation, warranty, covenant or agreement as to which there is no inaccuracy or breach.

     4.7 Cooperation. The Stockholder and Commerce agree to take, or cause to be taken, all such further or other actions as shall reasonably be necessary to make effective and consummate the transactions contemplated by this Agreement.

     4.8 Successors and Assigns. All covenants and agreements contained herein shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     4.9 Governing Law. This Agreement, and the rights of the parties hereto, shall be governed by and construed in accordance with the laws of the State of California as such laws apply to agreements among California residents made and to be performed entirely within the State of California.

     4.10 Venue. The parties hereby agree that all actions or proceedings arising directly or indirectly hereunder, whether instituted by the Executive or Commerce and its Related Entities, shall be litigated in courts having situs within the State of California, County of Orange, and the each of the parties hereby expressly consents to the jurisdiction of any local, state or federal court located within said state and county, and consent that any service of process in such action or proceeding may be made by personal service upon the parties wherever such parties may be located, respectively, or by certified or registered mail directed to the Executive at his/its last known address. The parties hereby waive any objection based on forum non conveniens and any objection to venue of any action instituted hereunder.

     4.11 Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OR ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE BREACH, TERMINATION OR VALIDITY OF THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.11.


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                                    ARTICLE 5

                                   DEFINITIONS

     5.1 For purposes of this Agreement, unless otherwise specified in the Agreement, the following terms shall have the following meanings:

     Affiliate: the "Affiliate" of a Person shall mean any other Person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with such Person.

     Agreement: is defined in the introductory paragraph to this Agreement.

     Board: is defined in Section 3.1 of this Agreement

     Commerce and its Related Entities: is defined in the recitals to this Agreement.

     Common Stock: is defined in the recitals to this Agreement.

     Consent: any consent, approval, waiver, agreement, license, or report or notice to, any Person.

     Governmental Approval: means any consent, approval, authorization, waiver, permit, concession, franchise, agreement, license, exemption or order of, declaration or filing with, or report or notice to, any Governmental Authority.

     Governmental Authority: means any federal, state, local or foreign court, legislative, executive or regulatory authority or agency.

     Law: all applicable provisions of all (a) constitutions, treaties, statutes, laws (including the common law), codes, rules, regulations, ordinances or orders of any Governmental Authority, (b) Governmental Approvals and (c) orders, decisions, injunctions, judgments, awards and decrees of or agreements with any Governmental Authority.

     Person: any individual, partnership, joint venture, corporation, limited liability company, trust, unincorporated organization, government or department or agency of a government.

     Securities Act: the Securities Act of 1933, as amended.


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     IN WITNESS WHEREOF, the Stockholder and Commerce have caused this Agreement to be duly executed with effect from the day and year first above written.

COMMERCE ENERGY GROUP, INC.


By: /s/ STEVEN S. BOSS
    ------------------------------------
    Steven S. Boss
    Chief Executive Officer

/s/ RICHARD L. BOUGHRUM
----------------------------------------
RICHARD L. BOUGHRUM

                      [Signature page to Voting Agreement]